Exhibit 99.31

FIRST AMENDMENT TO TAX MATTERS AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to the TAX MATTERS AGREEMENT dated as of March 4, 2005 (the “Tax Agreement”), is entered into as of February 1, 2006 between Fidelity National Financial, Inc. (“FNF”), a Delaware corporation, and Fidelity National Information Services, Inc., a Delaware corporation that, after the effectiveness of the Merger hereinafter defined, will be merged with and into C Co Merger Sub, LLC (“Merger Co”), which will thereafter be known as “Fidelity National Information Services, LLC” (“FNI Co”); and it is approved by each of those persons executing this Amendment in addition to FNF and FNI Co.

RECITALS

WHEREAS, FNF, FNI Co and certain named purchasers (the “Purchasers”) entered into a Stock Purchase Agreement dated December 23, 2004 and amended and restated as of March 9, 2005 (as so amended and restated, the “Purchase Agreement”), under which FNI Co agreed to issue and sell to the Purchasers shares of common stock representing 25 percent of the issued and outstanding commons stock of FNI Co; and

WHEREAS, the Purchase Agreement includes provisions whereby FNF agreed to indemnify FNI Co for certain taxes allocable to periods before the closing date of the Purchase Agreement (the “Issuance Date”); and

WHEREAS, in connection with the Purchase Agreement, FNF and FNI Co entered into the Tax Agreement in which FNF and FNI Co agreed to provide for the ongoing preparation and filing of tax returns and for the allocation and payment of taxes as between the FNI Co Group and the FNF Legacy Group after the Issuance Date; and

WHEREAS, the Tax Agreement includes provisions whereby FNF agreed to indemnify FNI Co and its subsidiaries (the “FNI Co Group”), and FNI Co agreed to indemnify FNF and any subsidiary of FNF other than a member of the FNI Co Group (the “FNF Legacy Group”), for certain state taxes allocable to periods after the Issuance Date, and whereby FNI Co agreed to indemnify the FNF Legacy Group for certain taxes allocable to periods before the Issuance Date; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of September 14, 2005 (as amended, the “Certegy Merger Agreement”), among Certegy Inc. (“Certegy”), C Co Merger Sub, LLC (“Merger Co”), and FNI Co, including the effectiveness of the merger of FNI Co with and into Merger Co (the “Merger”) with Merger Co (which will thereafter be known as “Fidelity National Information Services, LLC”) as the surviving entity, FNF and FNI Co have agreed to make certain amendments to the Tax Agreement;

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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1.             Definition of “FIS Group” Amended.  The definition of “FIS Group” in Section 1.1 of the Tax Agreement shall be amended to read as follows:

“FIS Group” includes (i) FIS (which, after the Merger hereinafter defined, will be known as “Fidelity National Information Services, LLC”), (ii) any Subsidiary of FIS, and (iii) with respect to Taxes allocable to Taxable Periods that commence after the Merger Effective Date of the Merger Agreement hereinafter defined, Certegy Inc. (which, after the Merger hereinafter defined, will be known as “Fidelity National Information Services, Inc.”) and (iv) any Subsidiary of Certegy Inc.  For purposes hereof, “Merger Agreement” means the Agreement and Plan of Merger dated as of September 14, 2005 among Certegy Inc., C Co Merger Sub, LLC (“Merger Co”), and FIS; and “Merger” means the consummation of the transactions whereby FIS merges with and into Merger Co, with Merger Co as the surviving entity.  For purposes hereof, “Merger Effective Date” means the date and time at which the Merger becomes effective.

2.             New Section 4.1(d).  Existing Section 4.1(d) of the Tax Agreement shall be re-designated Section 4.1(e), and a new Section 4.1(d) shall be added to read as follows:

Subject to the provisions of Section 4.2(b), FNF will indemnify and hold harmless FIS and each other member of the FIS Group against any and all Taxes and Tax Losses relating to Taxable Periods (or portions thereof) that end on the Issuance Date to the extent such Taxes are allocated to any FNF Legacy Group company pursuant to Schedule I.

3.             Section 7.7 Amended.  Section 7.7 of the Tax Agreement shall be amended to add to the end of that provision the following language:

It is expressly understood and agreed by the parties hereto that the provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by C Co Merger Sub, LLC (which, after the effectiveness of the Merger, will be known as “Fidelity National Information Services, LLC”).

4.             Section 7.17(b) Deleted.  Section 7.17(b) of the Tax Agreement shall be stricken from the Tax Agreement in its entirety.

5.             Effectiveness.  Notwithstanding the date hereof, this Amendment shall become effective as of the date and time that the Merger becomes effective pursuant to the terms of the Certegy Merger Agreement.

[signature page to follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.

FIDELITY NATIONAL FINANCIAL, INC.

By	/s/ Raymond R. Quirk
Raymond R. Quirk
Chief Executive Officer

FIDELITY NATIONAL INFORMATION SERVICES, INC.
(to be known as Fidelity National Information Services, LLC)

By	/s/ Michael L. Gravelle
Michael L. Gravelle
Senior Vice President

[consents to this Amendment follow]

[SIGNATURE PAGE TO TAX MATTERS AMENDMENT]

By signing below, each of the Purchasers expressly approves this Amendment as required by Section 7.17(b) of the Tax Agreement.

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partner
	By:	Thomas H. Lee Partners, L.P., its sole member
		By:	Thomas H. Lee Advisors LLC, its general partner

			By	/s/ Thomas M. Hagerty
Thomas M. Hagerty
Managing Director

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

By: THL Investment Management Corp., its general partner

	By		/s/ Thomas M. Hagerty
Thomas M. Hagerty
Title:

THOMAS H. LEE EQUITY FUND V, L.P.

By:	THL Equity Advisors V, LLC, its general partners
	By:	Thomas H. Lee Partners, L.P., its sole member
		By:	Thomas H. Lee Advisors LLC, its general partner

		By	/s/ Thomas M. Hagerty
Thomas M. Hagerty
Managing Director

THOMAS H. LEE PARALLEL FUND V, L.P.

By:			THL Equity Advisors V, LLC, its general partner
By:		Thomas H. Lee Partners, L.P., its sole member
		By:	Thomas H. Lee Advisors LLC, its general partner

		By	/s/ Thomas M. Hagerty
Thomas M. Hagerty
Managing Director

THL FNIS HOLDINGS, LLC

By:	THL Equity Advisors V, LLC, its manager
By:Thomas H. Lee Partners, L.P., its sole member
By:Thomas H. Lee Advisors LLC, its general partner

	By	/s/ Thomas M. Hagerty
Thomas M. Hagerty
Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC

By:	Putnam Investment Holdings, LLC, its managing member
	By:	Putnam Investments, LLC, its managing member

		By	/s/ Robert T. Burns
Robert T. Burns
Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC

By:	Putnam Investment Holdings, LLC, its managing member
	By:	Putnam Investments, LLC, its managing member

		By	/s/ Robert T. Burns
Robert T. Burns
Managing Director

PUTNAM INVESTMENT HOLDINGS, LLC

By:			Putnam Investments, LLC, its managing member

	By		/s/ Robert T. Burns
Robert T. Burns
Managing Director

TPG PARTNERS IV, L.P.

By:	TPG GenPar IV, L.P., its general partner
	By:	TPG Advisors IV, Inc., its general partner

		By	/s/ David A. Spuria
David A. Spuria
Vice President

TPG PARTNERS III, L.P.

By:			TPG GenPar III, L.P., its general partner
By:		TPG Advisors III, Inc., its general partner

		By	/s/ David A. Spuria
David A. Spuria
Vice President

TPG FNIS HOLDINGS, LLC

By:	TPG GenPar IIII, L.P., its manager
	By:	TPG Advisors III, Inc., its general partner

		By	/s/ David A. Spuria
David A. Spuria
Vice President

TPG PARALLEL III, L.P.

By:	TPG GenPar III, L.P., its general partner
By:	TPG Advisors III, Inc., its general partner

By	/s/ David A. Spuria
David A. Spuria
Vice President

TPG INVESTORS III, L.P.

By:	TPG GenPar III, L.P., its general partner
By:	TPG Advisors III, Inc., its general partner

By	/s/ David A. Spuria
David A. Spuria
Vice President

FOF PARTNERS III, L.P.

By:	TPG GenPar III, L.P., its general partner
By:	TPG Advisors III, Inc., its general partner

By	/s/ David A. Spuria
David A. Spuria
Vice President

FOF PARTNERS III-B, L.P.

By:	TPG GenPar III, L.P., its general partner
By:	TPG Advisors III, Inc., its general partner

By	/s/ David A. Spuria
David A. Spuria
Vice President

TPG DUTCH PARALLEL III, C.V.

By:	TPG GenPar Dutch, L.L.C., its general partner
By:	TPG GenPar III, L.P., its general partner
By:	TPG Advisors III, Inc., its general partner

By	/s/ David A. Spuria
David A. Spuria
Vice President

EVERCORE METC CAPITAL PARTNERS II L.P.

By:	Evercore Partners II L.L.C., its general partner

	By	/s/ Kathleen G. Reiland
Kathleen G. Reiland
Senior Managing Director

BANC OF AMERICA CAPITAL INVESTORS, L.P.

By:	Banc of America Capital Management, L.P.,
Its general partner

	By	/s/ Robert L. Edwards, Jr.
Robert L. Edwards, Jr.
Authorized Signatory